                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 1998
                                                          -------------


                             POST PROPERTIES, INC.
                     -----------------------------------
             (Exact name of registrant as specified in its charter)



                Georgia                           1-12080                           58-1550675
   -----------------------------------   ---------------------------      ----------------------------------
    (State or other jurisdiction of        (Commission File Number)        (IRS Employer Identification No.)
             incorporation)


              3350 Cumberland Circle, Atlanta, Georgia                                  30339
   -----------------------------------------------------------------                ------------
                  (Address of principal executive offices)                           (Zip Code)

                                 (770) 850-4400
                               ------------------
              (Registrant's telephone number, including area code)





                        The Exhibit Index is at page 4.

Item 5.     Other Events

       The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 1,146,379 shares of its Common Stock (the "Shares").

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

  Exhibit No.    Description
  -----------    -----------
   5       --    Opinion of King & Spalding regarding the validity of the Shares

   8       --    Opinion of King & Spalding as to certain tax matters

  23       --    Consent of King & Spalding (included in Exhibits 5 and 8)



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
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    POST PROPERTIES, INC.
                                    (Registrant)


Date: April 24, 1998                By: John T. Glover
                                       ------------------------------------
                                       John T. Glover
                                       President

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    5   --        Opinion of King & Spalding regarding the validity of the
                  Shares

    8   --        Opinion of King & Spalding as to certain tax matters

   23   --        Consent of King & Spalding (included in Exhibits 5 and 8)


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